SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2004

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


                 0-29299                               41-1457090
         (Commission File Number)                    (IRS Employer
                                                   Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On December 17, 2004, the Company sold in a private offering under Section 506 of Regulation D 60,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock") at a price of $1.00 per share to two accredited investors, as such term is defined in Rule 501 of Regulation, together with a five year warrant to purchase 139,999 shares of common stock at an exercise price of $0.20 per share.

      Each share of Series B Preferred Stock converts currently into the Company's common stock at a rate equal to $1 divided by $0.30.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CORVU CORPORATION


                                                     By /s/ David C. Carlson
                                                        ------------------------
Date:  December 21, 2004                                David C. Carlson
                                                        Chief Financial Officer